Exhibit 99.1

Universal Travel Group Announces Conference Call to Discuss Second Quarter 2009 Financial Results

SHENZHEN, China, Aug. 10 /PRNewswire-Asia-FirstCall/ -- Universal Travel Group (Amex: UTA) ("Universal Travel Group" or the "Company"), a growing travel services provider in the People's Republic of China ("PRC") specializing in online and customer representative services to the travel service industry offering packaged tours, air ticketing and hotel reservation services, today announced that it will host a conference call at 11:00 A.M. EDT on Thursday, August 13, 2009, to discuss the Company's financial results for the second quarter of 2009.

Hosting the call will be Ms. Jiangping Jiang, Chairwoman and Chief Executive Officer, Mr. Jing Xie, Chief Financial Officer and Mr. Yizhao Zhang, Independent Director and Chairman of the Audit Committee.

To participate in the event by telephone, please dial 888-419-5570 five minutes prior to the start time (to allow time for registration) and reference the conference ID 634 363 73. International callers should dial 617-896-9871.

A digital replay of the call will be available from Thursday, August 13, 2009 at 1:00 P.M. EDT for 14 days. To listen to the replay, dial 888-286-8010 and enter the conference ID number 766 926 50. International callers should dial 617-801-6888 and enter the same conference ID number. The replay would also be available on the Company's website: http://us.cnutg.com ..

About Universal Travel Group

Universal Travel Group, a growing travel services provider in the PRC, is engaged in providing reservation, booking, and domestic and international travel and tourism services throughout the PRC via the internet and through customer representatives. Under the theme "Wings towards a more colorful life" the Company's core services include tour packaging for customers and booking services for air tickets and hotels. In 2007, Universal Travel Group completed the acquisitions of Shenzhen Speedy Dragon, specializing in air cargo transportation; Xi'an Golden Net, specializing in travel packaged tours; Shanghai LanBao, specializing in hotel reservation and Foshan Overseas International, a PRC-based company that handles domestic and international travel inquiries. In 2009, Universal Travel Group sold Shenzhen Speedy Dragon to focus on more profitable travel related businesses and its cost effective TRIPEASY Kiosks expansion. Universal Travel Group's goal is to become the PRC's leading travel services provider in all fields of the tourism industry including the aviation, hotel booking and tour packaging segments. For more information about the Company, please visit http://us.cnutg.com ..

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release contains certain statements that may include "forward-looking statements" within the meaning of federal securities laws. All statements, other than statements of historical facts, included herein are "forward-looking statements". Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the Company's ability to successfully expand its market presence and those discussed in the Company's periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

    For more information, please contact:

    Company Contact:
     Mr. Jing Xie
     Chief Financial Officer
     Universal Travel Group
     Phone: +86-755-8366-8489
     Email: 06@cnutg.cn
     Web:   http://us.cnutg.com

    Investor Relations Contact:
     Mr. Crocker Coulson, President
     CCG Investor Relations
     Phone: +1-646-213-1915 (NY office)
     Email: crocker.coulson@ccgir.com

     CCG Investor Relations
     Mr. Gary Chin
     Tel: +1-646-213-1909
     Web: http://www.ccgirasia.com